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                                                              Exhibit 10(b)(v)

                              AMENDMENT NO. 4

                                    TO

                   TI DIRECTORS RETIREMENT BENEFIT PLAN

     Texas Instruments Incorporated, a Delaware corporation with its principal office in Dallas, Texas hereinafter sometimes referred to as "TI", for the purpose of amending the TI Directors Retirement Benefit Plan dated January 1, 1987 and heretofore amended (the "Plan") does hereby agree that the Plan is amended in the following respects:

     1. Section 2-2 of the Plan is hereby amended so as to read as follows:

          "Section 2-2. Amount of Retirement Benefits. The retirement benefits payable to Participants under this Plan shall be in the following amounts: (a) for each Participant who retired prior to July 22, 1988, an annual amount of $23,250; (b) for (i) each Participant who retired, died or became totally disabled on or after July 22, 1988 and prior to February 18, 1994, and (ii) each Participant who is a Director of TI on February 18, 1994 and who does not make the election described in (c) below, an annual amount equal to sixty percent (60%) of the annual retainer payable to a Director of TI for the year in which the Participant's retirement, death or total disability occurs and (c) for each Participant who is a Director of TI on February 18, 1994 and who elects within the time and manner prescribed by TI not to participate in life, medical, dental and accident benefit plans and for each Participant who first becomes a Director of TI after February 18, 1994, an annual amount equal to seventy-five percent (75%) of the annual retainer payable to a Director of TI for the year in which the Participant's retirement, death or total disability occurs.

     2. Section 2-5 of the Plan is hereby amended so as to read as follows:

          "Section 2-5. Duration of Retirement Benefits. Payment of retirement benefits hereunder shall cease at such time as retirement benefit payments to the Participant have been made for the greater of (a) the life of the Participant, or (b) the number of years equal to the combined number of full years the
          Participant served as a Director and as a General Director of TI. For purposes of this Section, the term "year" shall mean a twelve
          (12) consecutive month period, commencing with the first month in which retirement benefits are paid or the first month of service as a Director or General Director, as applicable, and each anniversary of such month."
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     3.   A new Section 2-6, reading as follows, is hereby added to the Plan immediately following Section 2-5 thereof:

          "Section 2-6. Optional Form of Payment. Notwithstanding the provisions of Section 2-4 and Section 2-5 of this Plan, in the event a Participant who is entitled to receive retirement benefits hereunder shall elect at the time and in the manner described below, all of the retirement benefits payable to such Participant hereunder shall be paid in the form of a single lump sum payment equal to the then actuarial present value of such retirement benefits. The actuarial present value of the retirement benefits which a Participant is entitled to receive under this Plan shall be determined for purposes of this Section by use of the actuarial assumptions for optional forms of retirement benefit being utilized by the TI Employees Pension Plan for determination of lump sum distributions at the time when such determination is made. The election for a single lump sum payment shall be made in the manner specified by TI and shall be made prior to the date on which the Participant retires from the Board of Directors of TI, dies or becomes totally disabled, except that Directors who retired prior to February 18, 1994 and who as of such date are receiving benefits under this Plan shall make such election with respect to the remaining benefits to which such retired Directors are entitled on or before May 31, 1994".

     This Amendment shall be effective as of February 18, 1994.
     IN WITNESS WHEREOF, this instrument is executed as of the effective date.

                                  TEXAS INSTRUMENTS INCORPORATED

                                  By:  /s/ RICHARD J. AGNICH
                                             ----------------------
                                              Richard J. Agnich


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